UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 11, 2006


                     INTERNATIONAL CARD ESTABLISHMENT, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                    000-33129                 95-4581903
____________________________         ____________         ______________________
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)


            9371 Irvine Blvd., Second Floor, Irvine, California 92618
            _________________________________________________________
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code 800-905-6367


              555 Airport Way, Suite A, Camarillo, California 93010
          _____________________________________________________________
          (Former name or former address, if changed since last report)


                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective September 11, 2006, Jeff Cox accepted an appointment as a member of the Board of Directors of International Card Establishment, Inc by the Board of Directors.

         Jeff Cox is the owner of Vanguard Printing in Oxnard California, a full service commercial printer, and currently serves as its President and Chief Executive Officer. Mr. Cox graduated in 1987 from Westmont College with a degree in Religious Education and graduated from Denver Seminary in Christian Education with a Masters of Divinity degree in 1990.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTERNATIONAL CARD ESTABLISHMENT, INC.



Date: September 13, 2006             By: /s/ WILLIAM LOPSHIRE
                                         ___________________________
                                             William Lopshire
                                             Chief Executive Officer